UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-11740 (Commission File Number)	84-0872291 (I.R.S. Employer Identification No.)

12100 West Sixth Avenue, Lakewood, Colorado (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: 303-987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, no par value	MLAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On August 30, 2024, Mesa Laboratories, Inc. (“Mesa” or the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). Holders of 5,409,163 shares of Mesa’s common stock were entitled to vote, of which 5,096,365 shares were represented in person or by proxy at the Annual Meeting.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement for the Annual Meeting, are as follows:

Proposal 1 – Election of directors

Each of John J. Sullivan, Gary M. Owens, Shannon M. Hall, Jenny S. Alltoft, Shiraz S. Ladiwala, R. Tony Tripeny, and Mark Capone was elected to the board of directors of Mesa to hold office for a one-year term, until the 2025 annual meeting of shareholders.

	For	Withheld	Broker Non-Votes
John J. Sullivan, Ph.D.	4,759,234	81,652	255,479
Gary M. Owens	4,732,565	108,321	255,479
Shannon M. Hall	4,727,530	113,356	255,479
Jennifer S. Alltoft	4,667,909	172,977	255,479
Shiraz S. Ladiwala	4,818,063	22,823	255,479
R. Tony Tripeny	4,812,667	28,219	255,479
Mark Capone	4,832,466	8,420	255,479

Proposal 2 – Ratification of the selection by our Audit Committee of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025

The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2025 was approved:

For	Against	Abstain	Broker Non-Votes
4,992,593	103,362	410	--

Proposal 3 – Approval on a non-binding basis of the compensation of Mesa’s named executive officers

The compensation of the Company’s named executive officers, as disclosed in the proxy statement, was approved on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
4,581,083	226,773	33,030	255,479

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 30, 2024		Mesa Laboratories, Inc.
(Registrant)

	BY:	/s/ Gary M. Owens
Gary M. Owens
President and Chief Executive Officer